Exhibit 10.13
Corporate Bonus Plan — 2010
Revised
Threshold
For any payout, the Company must meet or exceed both of the following targets:
Total revenue of $41,750,000
•	includes both commercial & government
and,
Achieve EBITDA positive results for Q3 and Q4 of 2010
The Incentive Plan:
•	Direct Reports of the CEO
•	20% of salary at threshold

•	Additional 3% of salary for every 1% that revenue exceeds plan
Example: Company achieves $43,158,500 in total revenue, or 3.37365% above plan. The participant with a base salary of $200,000 would earn 20.00% of salary or $40,000.00 for the Company having achieved Threshold and an incremental 10.12096% of salary or $20,241.92 for a total bonus payout of $60,241.92.

Corporate Bonus Plan — 2010
Revised
Threshold
For any payout, the Company must meet or exceed both of the following targets:
Total revenue of $41,750,000
•	includes both commercial & government
and,
Achieve EBITDA positive results for Q3 and Q4 of 2010
The Incentive Plan:
•	Key Employees
•	15% of salary at threshold

•	Additional 2% of salary for every 1% that revenue exceeds plan
Example: Company achieves $43,158,500 in total revenue, or 3.37% above plan. The participant with a base salary of $100,000 would earn 15.00% of salary or $15,000 for the Company having achieved Threshold and an incremental 6.74731% of salary or $6,747.31 for a total bonus payout of $21,747.31.

Corporate Bonus Plan — 2010
Revised
Threshold
For any payout, the Company must meet or exceed both of the following targets:
Total revenue of $41,750,000
•	includes both commercial & government
and,
Achieve EBITDA positive results for Q3 and Q4 of 2010
The Incentive Plan:
•	CEO
•	30% of salary at threshold

•	Additional 4% of salary for every 1% that revenue exceeds plan
Example: Company achieves $43,158,500 in total revenue, or 3.37365% above plan. The participant with a base salary of $300,000 would earn 30.00% of salary or $90,000.00 for the Company having achieved Threshold and an incremental 13.4946% of salary or $40,483.80 for a total bonus payout of $130,433.80.